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                                                                    EXHIBIT 99.1
                              COMPANY NEWS RELEASE
PROXYMED [LOGO]

                              FOR IMMEDIATE RELEASE

RELEASE

CONTACT:
JUDSON E. SCHMID
CHIEF FINANCIAL OFFICER
954-473-1001, EXT. 300
investorrelations@proxymed.com

            PROXYMED ACQUIRES MEDICAL DATA INSURANCE PROCESSING, INC.
                    - EXPANDS PROXYMED'S OFFERINGS TO INCLUDE
                    NATIONWIDE HOSPITAL AND DENTAL CLAIMS -

         FORT LAUDERDALE, FLORIDA (Business Wire) July 31, 2002 - ProxyMed, Inc. (Nasdaq: PILL), a leading provider of physician healthcare transaction processing services, announced today that it has acquired the assets of Medical Data Insurance Processing, Inc. (MDIP), a privately-held company providing UB92 institutional claims processing services, for $2.4 million in cash. MDIP's co-founders and principals, BJ and David Dvorak, will continue to lead the operation as part of the ProxyMed team.

         MDIP, located in Sioux Falls, South Dakota, has provided UB92, HCFA and dental claims processing services in South Dakota and throughout the United States for over 10 years. MDIP recently received EHNAC accreditation and is widely recognized for its internal quality processes and exceptional customer care.

         Nancy Ham, ProxyMed's President and Chief Operating Officer said, "We are delighted to welcome MDIP's management team and associates to our Payer Services business unit. The addition of MDIP significantly expands our capabilities for UB92 processing and further strengthens ProxyMed's position as the nation's second largest and fastest growing provider connectivity company."

         With its acquisition of MDIP, ProxyMed will contribute accretive results to its Payer Services operations through both existing revenue streams and new cross-selling opportunities. The acquisition will allow ProxyMed to market institutional claims processing to its existing customers and to cross-sell expanded commercial claims services to MDIP's current customer base.

         "We are excited to be joining ProxyMed's team," said BJ Dvorak, President of MDIP. "ProxyMed and MDIP are leaders in commercial and institutional claims processing respectively and together will create a powerful one-stop-shop for providers and payers throughout the country."



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ABOUT PROXYMED - WHERE HEALTHCARE CONNECTS(TM)

ProxyMed solves the business problems of physician offices every day by automating their financial, administrative and clinical transactions with healthcare institutions. To facilitate these services, ProxyMed operates ProxyNet(R), its secure, proprietary national electronic information network, which provides physicians and other healthcare providers with direct connectivity to one of the industry's largest list of payers, the largest list of chain and independent pharmacies and the largest list of clinical laboratories. ProxyMed exceeds customer expectations through our expertise, proven methodologies and dedication to service excellence.

Note: THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT REFLECT OUR CURRENT ASSUMPTIONS AND EXPECTATIONS REGARDING FUTURE EVENTS, INCLUDING WITHOUT LIMITATION THE STATEMENTS RELATING TO OUR EXPECTATION THAT THE ACQUISITION WILL BE ACCRETIVE TO OUR CURRENT OPERATIONS. WHILE THESE STATEMENTS REFLECT OUR CURRENT JUDGMENT, THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM PROJECTED RESULTS DUE TO A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO THE SOUNDNESS OF OUR BUSINESS STRATEGIES RELATIVE TO THE PERCEIVED MARKET OPPORTUNITIES; OUR ABILITY TO IDENTIFY SUITABLE ACQUISITION CANDIDATES; OUR ABILITY TO INTEGRATE THE OPERATIONS OF MDIP INTO OUR EXISTING OPERATIONS AND OUR ABILITY TO SUCCESSFULLY INTEGRATE ANY FUTURE ACQUISITIONS; OUR ABILITY TO SUCCESSFULLY DEVELOP, MARKET, SELL, CROSS-SELL, INSTALL AND UPGRADE OUR CLINICAL AND FINANCIAL TRANSACTION SERVICES AND APPLICATIONS TO CURRENT AND NEW PHYSICIANS, PAYERS, MEDICAL LABORATORIES AND PHARMACIES; OUR ABILITY TO COMPETE EFFECTIVELY ON PRICE AND SUPPORT SERVICES; OUR ASSESSMENT OF THE HEALTHCARE INDUSTRY'S NEED, DESIRE AND ABILITY TO BECOME TECHNOLOGY EFFICIENT; OUR ABILITY TO IDENTIFY SUITABLE ACQUISITION CANDIDATES; AND OUR ABILITY AND THAT OF OUR BUSINESS ASSOCIATES TO COMPLY WITH VARIOUS GOVERNMENT RULES REGARDING HEALTHCARE AND PATIENT PRIVACY. THESE AND OTHER RISK FACTORS ARE MORE FULLY DISCUSSED IN THE RISK FACTORS DISCLOSURE IN OUR FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND OUR OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH WE STRONGLY URGE YOU TO READ. WE EXPRESSLY DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. WHEN USED, THE WORDS "BELIEVES," "ESTIMATED," "EXPECTS," "ANTICIPATES," "MAY" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS.

MORE INFORMATION ON PROXYMED IS AVAILABLE ON ITS HOME PAGE AT http://www.proxymed.com.